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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                                                    EXHIBIT 10.1

                                SUPPLY AGREEMENT

                                 by and between

                       NASTECH PHARMACEUTICAL COMPANY INC.

                                       and

                     PROCTER & GAMBLE PHARMACEUTICALS, INC.

                          Effective as of June 1, 2006

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                SUPPLY AGREEMENT

     This Supply Agreement ("AGREEMENT"), is effective as of June 1, 2006 (the "EFFECTIVE DATE"), by and between Nastech Pharmaceutical Company Inc., a company organized and existing under the laws of the State of Delaware and having its principal office at 3450 Monte Villa Parkway, Bothell, WA 98021 (hereinafter referred to as "NASTECH"), and PROCTER & GAMBLE PHARMACEUTICALS, INC., a company organized and existing under the laws of Ohio and having its principal office at 8700 Mason Montgomery Road, Mason, OH 45040 (hereinafter referred to as "P&GP");

                                   WITNESSETH:

WHEREAS, P&GP and NASTECH have entered into a PRODUCT DEVELOPMENT AND LICENSE AGREEMENT effective as of January 27, 2006 (the "LICENSE AGREEMENT") relating to a grant of a license from NASTECH to P&GP; and

WHEREAS, as part of the LICENSE AGREEMENT, P&GP desires to purchase, and NASTECH desires to supply, P&GP's and its RELATED PARTIES' (as defined in the LICENSE AGREEMENT) requirements of PRODUCT (as hereinafter defined) in the TERRITORY (as hereinafter defined) pursuant to the terms set forth herein.

NOW, THEREFORE, in consideration of the covenants herein contained, the parties hereto agree as follows:

1.   DEFINITIONS

     References to "Articles", "Sections" and "subsections" in this AGREEMENT shall be to Articles, Sections and subsections respectively, of this AGREEMENT unless otherwise specifically provided. Capitalized terms used but not defined herein shall have the meanings set forth in the LICENSE AGREEMENT. As used in this AGREEMENT the following terms, whether used in the singular or the plural, shall have the meanings set forth in this
     Article:

1.1 The term "AFFILIATE", shall mean (i) any corporation or business entity of which fifty percent (50%) or more of the securities or other ownership interests representing the equity, the voting stock or general partnership interest are owned, controlled or held, directly or indirectly, by P&GP or NASTECH; or (ii) any corporation or business entity which, directly or indirectly, owns, controls or holds fifty percent (50%) (or the maximum ownership interest permitted by law) or more of the securities or other ownership interests representing the equity, the voting stock or, if applicable, the general partnership interest, of P&GP or NASTECH; or (iii) any corporation or business entity of which fifty percent (50%) or more of the securities or other ownership interests representing the equity, the voting stock or general partnership interest are owned, controlled or held, directly or indirectly, by a corporation or business entity described in
     (i) or (ii).


                                       1

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

1.2 The term "CALENDAR YEAR" means any period during the TERM commencing on January 1 and ending on December 31.

1.3 The term "cGMP" shall mean all laws and regulations, including, without limitation, the laws and regulations applicable in the United States, European Union, Canada, Australia and/or Japan, relating to the MANUFACTURE of PRODUCT, including but not limited to, the current Good Manufacturing Practices as specified in the United States Code of Federal Regulations, the EU Good Manufacturing Guidelines, Q7A Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients (also known as Annex 18 to EudraLex Volume 4, "European Commission Guide to Good Manufacturing Practice for Medicinal Products"), and any other applicable laws, guidelines and/or regulations.

1.4 The term "COMPOUND" shall mean the COMPOUND as defined in the LICENSE AGREEMENT.

1.5  [***]

1.6 The term "DELIVERY" (or the forms thereof) shall have the meaning set forth in Section 4.3.

1.7 The term "DMF" shall mean a Drug Master File covering COMPOUND maintained with the U.S. REGULATORY AUTHORITY or its equivalent maintained with other REGULATORY AUTHORITIES.

1.8 The term "FACILITY" or "FACILITIES" shall mean, as appropriate, either or both of, (i) NASTECH's facility located at 3450 Monte Villa Parkway, Bothell, WA, and (ii) NASTECH's facility located at 45 Davids Drive, Hauppauge, New York 11788.

1.9 The term "FIRM ORDER" means a binding commitment in writing made by P&GP to purchase PRODUCT from NASTECH in accordance with Section 3.2.

1.10 The term "FIRST COMMERCIAL SALE" shall mean with respect to a PRODUCT in a country, the initial transfer of a Product billed or invoiced by P&GP (or one of its AFFILIATES or sublicensees) to a non-sublicensee Third Party in such country after all required REGULATORY APPROVALS have been granted by the REGULATORY AUTHORITY of such country. Sales in such country for clinical study purposes or compassionate, named patient use or under treatment IND programs or similar uses will not constitute a FIRST COMMERCIAL SALE in such country. "IND" means an Investigational New Drug application, Clinical Study Application or Clinical Trial Exemption (as such terms are defined by the FDA), or any similar application or submission for approval to conduct human clinical investigations in accordance with applicable regulations and requirements of the FDA or the corresponding Regulatory Authority in any jurisdiction outside the United States.

1.11 [***]


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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

1.12 The term "LICENSE AGREEMENT" shall have the meaning assigned in the recitals hereto.

1.13 The term "LONG RANGE PLAN" shall have the meaning set forth in Section 3.3.

1.14 The term "MANUFACTURE/MANUFACTURING/MANUFACTURED" shall mean all operations involved in the receipt, incoming inspections, storage and handling of MATERIALS and the manufacturing, formulating, PRIMARY PACKAGING, secondary packaging (i.e., putting PRIMARY PACKAGED PRODUCT into appropriate containers/cartons), labeling, warehousing, quality control testing (including in-process, release and stability testing), release, and shipping of PRODUCT; provided that in the event P&GP elects to perform secondary packaging and labeling pursuant to Section 2.1 of this AGREEMENT, then secondary packaging and labeling shall be excluded from the definition of "MANUFACTURE".

1.15 The term "MATERIALS" shall mean all raw materials, including without limitation, the COMPOUND, excipients, components, containers, labels and packaging materials necessary for the MANUFACTURE of PRODUCT.

1.16 The term "MONTH" shall mean a calendar month.

1.17 The term "NASAL FORMULATIONS" shall mean the intranasally administrated formulation of the COMPOUND [***].

1.18 The term "NASTECH KNOW-HOW" shall have the meaning given in the LICENSE AGREEMENT.

1.19 [***]

1.20 The term "PRIMARY PACKAGED PRODUCT" shall mean a NASAL FORMULATION contained in a primary container, and accompanied by an actuator used to administer the NASAL FORMULATION, as specified in Schedule 1.26. For the purposes of this AGREEMENT, "primary container" shall include a glass bottle or other similar packaging which comes into contact with the NASAL FORMULATION as specified in Schedule 1.26.

1.21 The term "PRIMARY PACKAGING" shall mean the process of manufacturing PRIMARY PACKAGED PRODUCT.

1.22 The term "PRODUCT" shall mean, as to each jurisdiction where either commercial sale or administration to human patients in a Clinical Trial in the Field has been approved by the appropriate REGULATORY AUTHORITY, the PRIMARY PACKAGED PRODUCT in the final packaged and labeled form approved by such REGULATORY AUTHORITY and ready for commercial sale or use in such Clinical Trial, provided, however, that "PRODUCT" shall not include "Product/Novel" as defined in the LICENSE AGREEMENT.


                                       3
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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

1.23 The term "QUARTER" shall mean the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.24 The term "REGISTRATIONS" shall mean the technical, medical and scientific licenses, registrations, authorizations and/or approvals of the PRODUCT (including the prerequisite manufacturing approvals or authorizations, marketing authorization based upon such approvals and pricing, third party reimbursement and labeling approvals related thereto) that are required by any national, supranational (e.g., the European Commission or the Council of the European Union), regional, state or local regulatory agency, department, bureau or other governmental entity in the TERRITORY, as amended or supplemented from time to time.

1.25 The term "SECONDARY MANUFACTURER" shall have the meaning set forth in
     Section 2.3.

1.26 The term "SPECIFICATIONS" shall mean the P&GP specifications for MATERIALS, PRODUCT and PRIMARY PACKAGED PRODUCT set forth in Schedule 1.26 hereto, which may be amended from time to time under the terms of this AGREEMENT.

1.27 The term "SLEA" shall mean the supplier level execution agreement entered into between NASTECH and P&GP which is a non-binding agreement outlining details and expectations of the parties hereto associated with but not limited to production planning, customer service, problem solving procedures, and similar activities, as may be amended, modified, extended or supplemented from time to time.

1.28 The term "SUPPLY PRICE" shall have the meaning set forth in Section 4.1.

1.29 The term "TERM" shall have the meaning set forth in Section 12.1.

1.30 The term "TERRITORY" shall mean all of the countries in the world, and their respective territories and possessions.

1.31 The term "UNIT" shall mean a glass bottle of PRODUCT or PRIMARY PACKAGED PRODUCT.

2.   SUPPLY OF PRODUCT

2.1 Appointment. NASTECH agrees to MANUFACTURE and supply, and P&GP agrees to purchase from NASTECH, 100% of P&GP's and its RELATED PARTIES' requirements of PRODUCT in the TERRITORY during the TERM (except as set forth in Sections 2.2 and 2.3 below), subject to [***] the terms and conditions herein. For the avoidance of doubt RELATED PARTIES includes but is not limited to any potential sublicensees outside of the U.S. Notwithstanding the foregoing, P&GP shall have the option to perform secondary packaging and labeling for its requirements of PRODUCT in all or part of the TERRITORY; if P&GP elects to exercise this option the parties shall [***]. In this case NASTECH shall supply P&GP with PRIMARY PACKAGED PRODUCT for such TERRITORY. P&GP's RELATED PARTIES may purchase PRODUCT


                                       4

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     directly from NASTECH under this AGREEMENT upon notification to NASTECH of their agreement to be bound by the terms and conditions hereof; provided that any Affiliate of P&GP may do so without such notification. For the purposes of this AGREEMENT, all references to P&GP's requirements for PRODUCT shall include the requirements of its RELATED PARTIES if RELATED PARTIES have provided such notification to NASTECH.

2.1.1 [***]

2.2  Shortage of Supply.

     2.2.1 In the event that at any time NASTECH foresees that it will be unable to MANUFACTURE in whole or in part an ordered or forecasted quantity of PRODUCT for any reason, including Section 13.4 (Force Majeure), NASTECH shall notify P&GP of such inability immediately, the reasons therefor and the date such inability is expected to end, the quantities of PRODUCT available during such period and the proposed amount of the MATERIALS and/or resources allocated to P&GP in the event such inability is caused by a shortage of MATERIALS and/or resources required for the MANUFACTURE of PRODUCT by delivery to P&GP of a notice (a "SUPPLY ISSUE NOTICE"). The allocation provided in the preceding sentence shall guarantee a minimum supply of PRODUCT determined as follows: [***]. NASTECH will guarantee to maintain REGULATORY AUTHORITY approval for PRODUCT MANUFACTURING in each of the NASTECH FACILITIES.

     2.2.2 Upon delivery of a SUPPLY ISSUE NOTICE by Nastech pursuant to Section
          2.2.1 above, or in any event [***], P&GP and NASTECH will immediately meet and work together, in good faith, to identify an appropriate resolution to the supply problem. [***]. Any agreed resolution to the supply problem will be set forth in a writing executed by both parties.

     2.2.3 If the parties cannot reach agreement on an appropriate resolution to the supply problem [***], NASTECH shall make a firm commitment of the amount of the affected PRODUCTS that NASTECH will be able to supply, on a monthly basis, during the period when such supply problem with respect to such PRODUCTS is expected to continue. Any agreed resolution by the parties to the supply problem will be set forth in a writing executed by both parties. If, despite good faith efforts, [***] are unable to reach agreement on the resolution of such supply problem [***] then at either party's immediate written request, the problem will be governed by the terms of Section 2.5 Disputes (except application of Section 2.1 as referenced in Section 2.5) of the LICENSE AGREEMENT, and if after good faith negotiation there is still no resolution, either party may refer the issue to arbitration pursuant to Article XV of the LICENSE AGREEMENT.

     2.2.4 If there is a supply problem subject to the provisions of subsections
          2.2.1 through 2.2.3 above, and the parties have failed to reach a good faith agreement on the resolution of such problem [***], then while the Parties are using the LICENSE


                                       5

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          AGREEMENT dispute resolution process referred to in Section 2.2.3, at P&GP's written request provided to NASTECH [***], at P&GP's option

               (x) NASTECH will continue to supply PRODUCT in accordance with
          Section 3.2, or

               (y) NASTECH shall grant to P&GP a royalty free license (the "BACK-UP LICENSE") under the relevant NASTECH PATENTS and NASTECH KNOW-HOW, as necessary to permit P&GP to make or have made the PRODUCTS that are the subject of such supply problem that was not resolved by the parties, solely for sale in accordance with the terms of this AGREEMENT and the LICENSE AGREEMENT, and solely in quantities to meet the amounts of P&GP and P&GP's RELATED PARTIES and sublicensees' (if any) requirements for such PRODUCTS above the amounts of such PRODUCTS that NASTECH remains able to supply on a timely basis under this AGREEMENT.

               (a) [***]

               (b) Immediately upon P&GP's written request hereunder to obtain the BACK-UP LICENSE, NASTECH shall, at its expense, (i) transfer to P&GP [***] reasonably necessary to enable P&GP to manufacture such PRODUCTS, (ii) promptly make available to P&GP [***] and
               (iii) promptly assist P&GP [***] for the MANUFACTURE of PRODUCT by P&GP or its designee. [***]. NASTECH shall provide P&GP reasonable assistance, at P&GP's request and P&GP's expense, with respect to [***].

               (c) At such time as NASTECH is able to meet all of P&GP's forecasted orders for PRODUCTS, the BACK-UP LICENSE granted under this Section 2.2.4 shall terminate with respect to such PRODUCTS, and P&GP shall immediately cease to exercise and practice the BACK-UP LICENSE, [***].

               (d) Sales by P&GP or its RELATED PARTIES of PRODUCTS manufactured by or on behalf of P&GP pursuant to exercise of the BACK-UP LICENSE under this Section 2.2.4 shall be included in Net Sales for purposes of the LICENSE AGREEMENT. Nothing in the foregoing shall limit or affect in any way P&GP's obligations to make the payments as set forth in this AGREEMENT to the full extent required on all PRODUCTS supplied to P&GP by NASTECH.

     2.2.5 At the request of P&GP, NASTECH shall [***].

     2.2.6 P&GP's exercise of its rights under this Section 2.2 shall not limit other remedies available to P&GP at law or in equity, including without limitation due to NASTECH's breach of its manufacturing obligations hereunder.

2.3  Secondary Manufacturer.


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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     Notwithstanding anything to the contrary herein or in the LICENSE AGREEMENT, solely as a precaution [***], P&GP shall have the option to develop a secondary source of supply for PRODUCT, [***] (the "SECONDARY MANUFACTURER"). [***]. In the event P&GP exercises the rights [***], NASTECH shall (i) immediately provide the SECONDARY MANUFACTURER [***],
     (ii) promptly assist the SECONDARY MANUFACTURER [***] for the MANUFACTURE of PRODUCT, (iii) allow the SECONDARY MANUFACTURER [***] to otherwise enable P&GP to exercise its rights under this Section 2.3, and (iv) at the request of P&GP, supply [***].

2.4  Subcontracting.

     NASTECH may not subcontract its obligations under this AGREEMENT to a third party without P&GP's prior written consent, which shall not be unreasonably withheld or delayed.

2.5  Procurement of Materials.

     NASTECH shall be responsible for the procurement of all MATERIALS. [***]. Notwithstanding the foregoing, P&GP shall have the option, with prior written notice to NASTECH, to [***]. In the event P&GP exercises its option set forth above, [***].

3.   FORECASTS AND ORDERS

3.1  Forecasts.

     (a) In order to assist NASTECH in its production planning, no later than [***] prior to the date of the anticipated FIRST COMMERCIAL SALE, P&GP will provide NASTECH with a written [***] forecast of P&GP's requirements for PRODUCTS [***]. On or about the first day of each month after delivery of such initial forecast (each, a "FORECAST DELIVERY DATE"), P&GP shall submit to NASTECH its updated forecast [***] in the same format.

     (b) Except as otherwise provided in Section 3.2, it is understood and agreed that forecasts shall not constitute commitments to purchase PRODUCT or FIRM ORDERS.

3.2  Firm Orders.

     (a) Firm orders. No later than [***] of each MONTH during the TERM (each, a "FIRM ORDER MONTH") preceding the MONTH during which P&GP requires PRODUCTS to be delivered (the "DELIVERY MONTH"), P&GP shall place an order (a "FIRM ORDER") for its requirements of PRODUCT, [***].

     (b) Calculation of Firm Order Obligation. With respect to each PRODUCT for which P&GP places a FIRM ORDER, the quantity which NASTECH shall be obligated


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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          to supply (the "FIRM SUPPLY") shall not exceed or be less than the amount determined as follows [***]:

               (i)  [***]

               (ii) [***]

               (iii) [***]

               (iv) [***]

     (c) NASTECH shall use good faith, diligent, commercially reasonable efforts to meet P&GP's requirements in excess of the FIRM SUPPLY. NASTECH shall satisfy each FIRM ORDER in the TARGET MONTH specified in each FIRM ORDER provided by P&GP and shall endeavor to manufacture and deliver PRODUCT in accordance with the then current SLEA.

     (d) A FIRM ORDER shall be made on a purchase order, releases or other reasonable appropriate documentation ("PURCHASE ORDER"). Such PURCHASE ORDERS shall specify quantities of PRODUCT consistent with this
          Section 3.2, shipping instructions, delivery date(s) and detailed instructions for the delivery of PRODUCT (with release schedules, delivery orders or equivalent notices). Each PURCHASE ORDER shall be binding upon NASTECH and P&GP, and shall be deemed to constitute a part of this AGREEMENT as if fully set forth herein, and all terms and conditions of this AGREEMENT shall be deemed to apply to the subject matter of such PURCHASE ORDER as if fully set forth therein. In the event of any conflict or inconsistency between the terms of this AGREEMENT and the terms of any PURCHASE ORDER, the terms of this AGREEMENT shall prevail.

3.3 Long Range Plan. In addition to the rolling monthly forecast, [***], P&GP shall provide NASTECH with a long range plan containing a non-binding estimate of annual requirements of PRODUCT for the following [***] (each a "LONG RANGE PLAN"). [***]

3.4 Customer Service. P&GP will establish standards for customer service necessary to meet P&GP's requirements. The parties will agree on measurements of compliance with these standards, and expected levels of performance. NASTECH will develop and maintain systems, staffing and procedures to meet P&GP's requirements. The parties will cooperate to develop a non-binding SLEA outlining details and expectations associated with but not limited to production planning, customer service, problem solving procedures, and similar activities.

4.   PRICE; PAYMENT AND TERMS OF SALE

4.1 Price. The supply price (the "SUPPLY PRICE") payable by P&GP to NASTECH for each Unit of PRODUCT DELIVERED hereunder, shall be fixed for each Calendar Year of the TERM and shall equal [***]


                                       8

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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     4.1.1 [***]

          4.1.1.1 [***]

     4.1.2 [***]

     4.1.3. Cost of Samples. The cost of samples of PRODUCT shall follow the calculation as described above in Section 4.1.1 [***].

4.2 Payment. Payment of the SUPPLY PRICE for PRODUCT DELIVERED to P&GP shall be made by P&GP in United States dollars, free and clear of any reduction, charges, fees or withholding of any nature unless acknowledged by NASTECH in writing [***] after the date the accurate invoice (as illustrated in the SLEA) is received by P&GP or the date of the corresponding DELIVERY, whichever is later. Payment by P&GP shall be made by bank wire transfer to a bank account designated in writing by NASTECH from time to time.

4.3 DELIVERY. NASTECH shall DELIVER PRODUCT, under P&GP shipping specifications, purchased by P&GP FCA (INCOTERMS 2000), site of MANUFACTURE (each a "DELIVERY").

4.4 Title and Risk of Loss. Title to the PRODUCT sold hereunder shall pass to P&GP upon DELIVERY, whereupon P&GP shall assume all risk of loss or damage.

4.5 Terms of Sale. The terms and conditions of this AGREEMENT shall be controlling over any inconsistent terms or conditions included in any FIRM ORDER or any other sales acknowledgment or document. No provision of P&GP's purchase order forms which may impose different conditions than those herein referenced upon NASTECH, P&GP or their respective Affiliates shall be of any force or effect unless expressly agreed to in writing by NASTECH.

4.6 Expiration Dating. All PRODUCT delivered to P&GP shall have no less than [***] shelf life remaining on the date of its DELIVERY [***] to P&GP in accordance with SECTION 4.3.

4.7  [***]

4.8 Cost Savings. P&G will work with NASTECH to develop and execute continuous improvement and cost savings for all processes associated with the Product and services associated with the PRODUCT.

5    WARRANTY AND LIMITATIONS

5.1  NASTECH Warranty. NASTECH represents and warrants that (A) all PRODUCT and
     (B) all PRIMARY PACKAGED PRODUCT as supplied under Section 2.1 hereof


                                       9
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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN
ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     (collectively (A) and (B) shall be "SECTION 5 PRODUCT"), shall, at the time of DELIVERY, (i) meet the SPECIFICATIONS, (ii) be MANUFACTURED in accordance with cGMPs, and (iii) be MANUFACTURED in accordance with all applicable LAWS and regulations, REGULATORY AUTHORITY and REGISTRATIONS requirements in effect on the day of DELIVERY. Without limiting the warranty in Section 5.1, NASTECH guarantees that no SECTION 5 PRODUCT shall, at the time of DELIVERY, be (a) adulterated or misbranded within the meaning of the U.S. Federal Food, Drug and Cosmetic Act (the "Act"), or any similar law of any other jurisdiction, or (b) an article which may not, under the provisions of the Act, or any similar law of any other jurisdiction, be introduced into interstate commerce.

5.2  Warranty Claims.

     (a) If P&GP claims that any shipment of SECTION 5 PRODUCT did not, at the time of DELIVERY, meet the warranty specified in Section 5.1(i), P&GP shall promptly notify NASTECH. If P&GP and NASTECH are unable to agree as to whether such SECTION 5 PRODUCT met such warranties, the parties shall cooperate to have the SECTION 5 PRODUCT in dispute analyzed by an independent testing laboratory of recognized repute selected by P&GP and approved by NASTECH, which approval shall not be unreasonably withheld. The results of such laboratory testing shall be final and binding on the parties on the issue of compliance of the SECTION 5 PRODUCT with such warranty. If the SECTION 5 PRODUCT is determined to meet such warranty, then P&GP shall bear the cost of the independent laboratory testing and pay for the SECTION 5 PRODUCT in accordance with this AGREEMENT. If the SECTION 5 PRODUCT is determined not to have met such warranty, then NASTECH shall bear the cost of laboratory testing, and NASTECH shall, at P&GP's election, either replace the rejected SECTION 5 PRODUCT within [***] of the date of such determination, at no cost to P&GP, or refund to P&GP the price paid for such SECTION 5 PRODUCT, plus any applicable delivery charge.

     (b) If P&GP claims that any shipment of SECTION 5 PRODUCT did not meet the warranties specified in Section 5.1(ii) or (iii), P&GP shall notify NASTECH, and if P&GP and NASTECH are unable to agree as to whether or not such SECTION 5 PRODUCT met such warranties, then the problem will be governed by the terms of Section 2.5 Disputes (except for application of Section 2.1 as referenced in Section 2.5) of the LICENSE AGREEMENT, and if after good faith negotiation there is still no resolution, either party may refer the issue to arbitration pursuant to Article XV of the LICENSE AGREEMENT. If the SECTION 5 PRODUCT is determined not to have met any such warranty, then NASTECH shall, at P&GP's election, either replace the rejected SECTION 5 PRODUCT within [***] of the date of such determination, at no cost to P&GP, or refund to P&GP the price paid for such SECTION 5 PRODUCT, plus any applicable delivery charge.

5.3 Disposition of Non-conforming Product. Any SECTION 5 PRODUCT DELIVERED by NASTECH to P&GP that are not in full compliance with any representation, warranty,


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ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION.]

     covenant or other obligation set forth in this AGREEMENT may, upon mutual agreement between P&GP and NASTECH within [***] after P&GP'S notice to NASTECH, or at P&GP's option any time thereafter, be (i) returned to NASTECH at NASTECH's expense for credit to P&GP [***]; (ii) scrapped by P&GP, at NASTECH's expense, in which case P&GP shall be relieved of any payment obligations with respect to such SECTION 5 PRODUCT, or (iii) reworked by P&GP or NASTECH, at NASTECH's expense. The rights and remedies set forth in this Section are not exclusive and nothing herein shall limit the rights and remedies either PARTY may have under this AGREEMENT or at law.

6.   QUALITY

6.1 General Obligations. NASTECH shall MANUFACTURE and supply PRODUCT in accordance with the SPECIFICATIONS, in accordance with applicable laws, regulations and REGULATORY AUTHORITY and REGISTRATIONS requirements, compliant with cGMPs. PRODUCT supplied hereunder shall be labeled in compliance with the REGISTRATIONS. To the extent that NASTECH or P&GP should enter into contracts with suppliers or contract laboratories in connection with the MANUFACTURE or supply of PRODUCT, such contracts shall contain provisions that such suppliers or contract laboratories shall deliver supplies or perform contracted services in accordance with applicable laws, regulations and REGULATORY AUTHORITY and REGISTRATIONS requirements, compliant with cGMPs. In addition, P&GP covenants that all materials supplied to NASTECH by or on behalf of P&GP for incorporation by NASTECH into a Product shall be acquired pursuant to a contract in compliance with the immediately preceding sentence.

6.2  Change Control.

     (a) Notwithstanding anything herein to the contrary, NASTECH shall not amend, change or supplement any of the following without P&GP's prior written consent (which consent may not be unreasonably withheld or delayed with respect to clauses (C), (E), or (G)), except as may be required to comply with applicable LAWS and regulations and REGULATORY AUTHORITY requirements: (A) the SPECIFICATIONS; (B) the MATERIALS; (C) the source of MATERIALS; (D) the specifications for MATERIALS; (E) the equipment used in the MANUFACTURE; (F) the test methods used in connection with the MANUFACTURING of PRODUCT and MATERIALS; and (G) the process for MANUFACTURING PRODUCT or MATERIALS. Any change in any of the foregoing shall, in each case, comply with cGMPs and all applicable laws, regulations and REGULATORY AUTHORITY requirements and should be made in accordance with the CHANGE CONTROL PROCEDURE (as defined below). In the event that NASTECH needs to change any of the foregoing, NASTECH shall (i) immediately notify P&GP of the requested change, (ii) be responsible, at its expense, for ensuring that all COMPOUND and PRODUCT MANUFACTURED following such change meets the SPECIFICATIONS and (iii) provide P&GP with all information needed to amend the REGISTRATIONS and any other regulatory filings maintained with respect to PRODUCT. NASTECH shall continue to supply P&GP with PRODUCT approved under NASTECH's DMF, P&GP's then existing REGISTRATIONS and other regulatory


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ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION.]

          filings for PRODUCT until such time as the COMPOUND or PRODUCT MANUFACTURED following such change is permitted under the REGISTRATIONS and other regulatory filings for COMPOUND and PRODUCT. If NASTECH or its supplier is responsible for regulatory filings and obtaining REGULATORY AUTHORITY approvals, NASTECH must immediately notify P&GP whether such changes have been approved or rejected.

     b) Product Changes. For changes required by applicable law, rule or regulation or by medical or scientific concerns as to the safety or efficacy of PRODUCT supplied hereunder (collectively, "PRODUCT CHANGES"), the parties shall co-operate in making such changes promptly and P&GP shall, unless otherwise agreed, bear the costs of making and/or implementing such changes. For the avoidance of doubt, PRODUCT CHANGES do not include any changes resulting from or relating to stability testing programs for PRODUCT (which are the responsibility of NASTECH).

     c) Other Required Changes. For changes which (i) are not the result of a PRODUCT CHANGE (as defined above), and (ii) which are required by applicable law, rule or regulation and (iii) are required to bring NASTECH's facilities and/or processes into compliance with such requirements, the parties shall co-operate in making such changes promptly and NASTECH shall, unless otherwise agreed, bear the costs of making and/or implementing such changes and the costs of the scrapping of materials (including but not limited to raw and packaging materials, work in process, inventory and labeling materials) necessitated by any such changes.

     d) Discretionary Changes. With respect to changes to the PRODUCT, the Specifications or any related processes not required by applicable law, rule or regulation or by medical or scientific concerns as to the safety or efficacy of PRODUCT sold hereunder (collectively, "Discretionary Changes"), the parties shall cooperate in making such changes. P&GP reserves the right to make Discretionary Changes unilaterally, subject however, to prior consultation with NASTECH and to the condition that NASTECH's overall production planning and PRODUCT commitments to other parties are not materially adversely impacted by any such change. In either event, the party initiating such change(s) shall bear the costs necessitated by making and/or implementing such changes.

6.3 Facility. NASTECH shall, at its own cost and expense, ensure the FACILITIES are approved as MANUFACTURING sites for PRODUCT prior to approval by the applicable REGULATORY AUTHORITY of the first NDA for a PRODUCT. NASTECH shall provide P&GP with access to such FACILITIES for verifying their compliance with cGMP and P&GP'S quality standards, and shall, at NASTECH's own cost and expense, take any corrective action to rectify any deficiencies identified by P&GP. NASTECH shall, at its own cost and expense, maintain the REGULATORY AUTHORITY approved status of the FACILITIES during the TERM.

     NASTECH shall MANUFACTURE all PRODUCT supplied hereunder at the FACILITY. MANUFACTURING of PRODUCT may not be relocated without P&GP's prior written consent. Any such relocation of the MANUFACTURING of PRODUCT shall comply with cGMPs and all applicable laws, regulations and REGULATORY


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ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION.]

     AUTHORITY and REGISTRATIONS requirements and shall be made in accordance with the CHANGE CONTROL PROCEDURE. NASTECH shall permit one or more qualified technical specialists from P&GP, upon reasonable prior notice and during normal business hours, to conduct audits (including, but not limited to, quality, safety and environmental) of the FACILITIES or any other facility which is proposed to be used to MANUFACTURE PRODUCT. Observations and conclusions of P&GP's audits will be issued to, and promptly discussed with, NASTECH and corrective action shall be implemented by NASTECH, at NASTECH's expense, prior to filling new or outstanding FIRM ORDERS; provided, however, that P&GP may, in its sole discretion, accept PRODUCT from NASTECH prior to NASTECH's completion of the corrective action. P&GP shall have the right to review all relevant documentation pertinent to the corrective actions implemented by NASTECH.

6.4 Maintenance; Validation. NASTECH agrees, at its expense, to operate and maintain the FACILITY and all equipment used, directly or indirectly, to MANUFACTURE PRODUCT in accordance with cGMPs and all applicable LAWS and regulations and REGULATORY AUTHORITY requirements and to maintain said FACILITY and equipment in an acceptable state of repair and operating efficiency so as to meet the SPECIFICATIONS and comply with the PRODUCT KNOW-HOW. NASTECH shall be responsible for validating the equipment (including without limitation conducting installation, operational and performance qualification), production, cleaning, packaging, process and any other appropriate steps performed at the FACILITY in accordance with the PRODUCT KNOW-HOW. Validation procedures presently used by NASTECH may be used; provided, such procedures (i) are found acceptable to P&GP, (ii) meet applicable regulatory requirements, and (iii) are found acceptable by REGULATORY AUTHORITY inspectors, if applicable. If P&GP or any REGULATORY AUTHORITY finds NASTECH's validation procedures to be unacceptable, then all validation must be repeated in a timely manner to meet all applicable regulatory requirements and guidelines and to receive all REGULATORY AUTHORITY approvals.

6.5 Certificate of Analysis. NASTECH shall provide P&GP with certificates of analysis for each lot of PRODUCT released for DELIVERY hereunder. These certificates will document that each lot received by P&GP conforms to the SPECIFICATIONS. These certificates shall include the date of MANUFACTURE and either a retest date or expiry date for PRODUCT, as appropriate. A copy of each certificate shall be included with each lot delivered to P&GP, and one copy shall be faxed at the time of delivery to the P&GP representative specified in the QUALITY AGREEMENT. NASTECH shall also provide P&GP with REGULATORY AUTHORITY certification, for those countries in which the applicable REGULATORY AUTHORITY is in the practice of requiring any such certifications.

6.6 Quality Control Testing. NASTECH shall perform, at its quality control laboratories or its qualified external contract laboratory facilities as described in the approved REGISTRATIONS, such quality control tests as are indicated in the SPECIFICATIONS, in accordance with the test methods and procedures. NASTECH shall make the results of its quality control tests available to P&GP on or before the date of DELIVERY of the corresponding lots of PRODUCT. No Production lot of PRODUCT shall be released for


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ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION.]

     DELIVERY unless NASTECH's tests show the PRODUCT to meet the standards set forth in the SPECIFICATIONS. Should any production lot fail to meet the standards set forth in the SPECIFICATIONS, P&GP may, at its option, investigate the cause of such failure or require NASTECH to do so and to provide P&GP with a written report summarizing the results of NASTECH's investigations. P&GP shall perform such confirmatory testing of PRODUCT released for DELIVERY to P&GP as P&GP may deem appropriate, which may include, but is not limited to, the recommended procedures set forth in the SPECIFICATIONS. P&GP shall advise NASTECH of any failure of such PRODUCT to meet the standards set forth in the SPECIFICATIONS without undue delay.

6.7 PRODUCT Release. P&GP is responsible for final release of each lot of PRODUCT for sale within the TERRITORY in accordance with P&GP's standard practices. NASTECH is responsible for providing a copy of those MANUFACTURING records, as specified in the QUALITY AGREEMENT, for each lot of PRODUCT MANUFACTURED in support of P&GP's responsibility for final release decision.

6.8 Reference Samples. NASTECH shall supply P&GP, upon request, with reasonable quantities of reference standards relating to PRODUCT as specified in the QUALITY AGREEMENT, [***], in order to facilitate P&GP's confirmatory testing.

6.9 Retention of Samples. As part of the stability program, NASTECH is responsible for retaining representative samples of each lot of PRODUCT that is MANUFACTURED. The quantity of retention samples shall be [***] the amount of PRODUCT required to perform quality control release testing. Such amounts shall be stored and retained for [***] following completion of MANUFACTURE. Retained samples of PRODUCT shall be visually examined at least annually. NASTECH shall promptly notify P&GP of any observed abnormality.

6.10 Stability Testing. At P&GP's expense [***], NASTECH shall perform an on-going program of annual stability testing, in accordance with the REGISTRATIONS and a protocol approved by P&GP. The number of lots for such program will be agreed to by the PARTIES, [***]. Such stability testing shall be stability indicating. In the event that NASTECH detects any instability or has a confirmed out of specification result, NASTECH shall notify P&GP within [***] of such event. NASTECH shall specifically incorporate such additional testing and controls (e.g., storage condition changes) as P&GP may specify with respect to such instability and/or degradant. In addition, the PARTIES shall agree to assess the need to place additional lot(s) of PRODUCT on stability following the implementation of a change as described in Section 6.2.

6.11 Annual Product Review ("APR"). NASTECH agrees to implement and perform, at its own expense, an Annual Product Review Program for PRODUCT including, but not limited to, a review of production related and quality control testing related atypical investigations. The APR will be provided by NASTECH to P&GP for review and approval.

6.12 Cross Contamination. NASTECH hereby declares that as of the date of execution of this AGREEMENT it is not producing, packaging, labeling, warehousing, quality control


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COMMISSION.]

     testing (including in-process, release and stability testing), releasing or shipping any chemical entity classified as penicillins or other beta-lactam antibiotics such as cephalosporins or carbapenems, steroids, alkaloids, controlled substances, LIVE AGENTS, cytotoxic drug substances, pesticides, herbicides, fungicides, or other toxic non-drug substances in the FACILITY. The term "LIVE AGENT" means a product containing a living organism that causes infectious disease, including, but not limited to, viruses, bacteria, rickettsia, fungi, and protozoa. In the event that NASTECH intends, during the course of this AGREEMENT, to produce, package, label, warehouse, quality control test (including in-process, release and stability testing), release or ship any chemical entity belonging to the classes of products listed above, NASTECH shall promptly notify P&GP in writing of its intention to do so in order to allow P&GP to consider any potential questions of cross-contamination or regulatory requirements. In the event P&GP, after reasonable consultation with NASTECH, identifies a potential problem of cross-contamination or regulatory requirements that would prohibit the activity, NASTECH agrees not to manufacture, formulate or package products in the FACILITY that P&GP considers to present cross-contamination problems for PRODUCT.

6.13 Quality Agreement. As soon as practicable after the EFFECTIVE DATE but in no event more than [***] thereafter, the Parties shall negotiate and execute a supplemental Quality Agreement (the "QUALITY AGREEMENT"), consistent with the terms of this AGREEMENT, which shall provide for each party's respective compliance responsibilities associated with the MANUFACTURE of PRODUCT, including but not limited to a mutually agreeable change control request and approval procedure (the "CHANGE CONTROL PROCEDURE").

7.   RECORDS RETENTION

7.1 All MANUFACTURING records for each lot (including stability testing records) shall be retained by NASTECH for a period of not less than [***] from the date of MANUFACTURE of such lot of PRODUCT to which said records pertain. NASTECH shall provide P&GP with complete and accurate copies of the appropriate documents for each production lot, upon P&GP's request. NASTECH shall retain all records related to the MANUFACTURING of validation lots for [***] past the effective date of termination of this AGREEMENT. Thereafter, NASTECH shall notify P&GP of any intention to destroy such records and shall afford P&GP the opportunity to obtain such records.

8.   REGULATORY MATTERS

8.1  Recalls.

     (a) In the event that (i) any governmental agency or authority issues a request or directive or order that PRODUCT be recalled or retrieved;
          (ii) a court of competent jurisdiction orders that PRODUCT be recalled or retrieved; or (iii) P&GP reasonably determines that PRODUCT should be recalled or retrieved, P&GP shall promptly notify NASTECH of such event and shall conduct such


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COMMISSION.]

          activity and take appropriate corrective actions, and NASTECH shall provide such assistance to P&GP as is reasonably necessary to carry out such activities. All reasonable cost and expense of such recall and corrective actions shall be the responsibility of P&GP, provided that NASTECH shall indemnify P&GP for such cost and expense to the extent that the recall and corrective actions taken hereunder are caused by: (x) any breach by NASTECH of its obligations under this AGREEMENT, or (y) any intentional or negligent act or omission of NASTECH or its Affiliates or any of their directors, officers, employees or agents in connection with the manufacture and supply of PRODUCT hereunder. In the event that P&GP's cost and expense are indemnified by NASTECH, NASTECH shall be entitled to audit such cost and expense.

     (b) NASTECH agrees to abide by all decisions of P&GP to recall or withdraw PRODUCT.

8.2 Notices of Health and Safety Information. NASTECH shall [***] notify P&GP of any information of which it is aware concerning PRODUCT supplied to P&GP which may affect the safety or efficacy or the continued marketing of the PRODUCT. Any such notification will include all related information in detail. Upon receipt of any such information, NASTECH shall consult with P&GP in an effort to arrive at a mutually acceptable procedure for taking appropriate action; provided, however, that nothing contained herein shall be construed as restricting the right of either party to make a timely report of such matter to any REGULATORY AUTHORITY or take other action that it deems to be appropriate or required by applicable law or regulation. Each party will notify the other immediately of any health hazards with respect to PRODUCT which may impact employees involved in the MANUFACTURE of PRODUCT.

8.3 Regulatory Authority Inspection. NASTECH hereby agrees to advise P&GP [***] of any proposed or unannounced visit or inspection by any governmental authority, including, without limitation, any REGULATORY AUTHORITY or any environmental regulatory authority and agrees to inform P&GP if such visit or inspection is related to the PRODUCT or its MANUFACTURE. NASTECH agrees, if such visit or inspection is related to the PRODUCT or its MANUFACTURE, to permit one or more qualified representative(s) of P&GP to be present if requested by P&GP. If P&GP is not present during such a visit or inspection, and such visit or inspection is related to the PRODUCT or its MANUFACTURE, NASTECH shall promptly provide NASTECH's summary report of the results of the inspection to P&GP in English. NASTECH shall [***] furnish P&GP English summaries of all REGULATORY AUTHORITY reports, documents or correspondence with respect to any REGULATORY AUTHORITY requests or inspections of the FACILITY if such reports, documents or correspondence are related to the PRODUCT or its MANUFACTURE, as well as a copy of each such report, document or correspondence in English. The Parties will cooperate in the development and review of responses that are required by any REGULATORY AGENCY and relating to the MANUFACTURE of PRODUCT prior to submission to the regulatory agency. Nothing contained within this article shall restrict the right of either party to make a timely report to any REGULATORY AGENCY or take action that it deems to be appropriate or required by APPLICABLE LAW. NASTECH shall without delay notify P&GP of any


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ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION.]

     REGULATORY AGENCY request for samples of PRODUCT or PRODUCT MANUFACTURING lot records and will not provide such material until such notification is made to P&GP.

8.4 Complaints and Adverse Events. NASTECH hereby agrees to advise P&GP immediately (and, in any event, within twenty-four (24) hours) of any information it receives relating to the safety, efficacy or potency of the PRODUCT. NASTECH will assist P&GP in investigating and resolving all complaints and adverse events related to the MANUFACTURING of the PRODUCT and NASTECH will complete its investigation and report results to P&GP [***]. P&GP will be responsible for communicating to any REGULATORY AGENCIES regarding PRODUCT complaints or adverse events. NASTECH will take any corrective actions agreed to by the parties to avoid future occurrences of PRODUCT complaints or adverse events.

9.   INDEMNITY

9.1 Indemnification by NASTECH. NASTECH shall defend, indemnify and hold P&GP, its RELATED PARTIES and their respective directors, officers, employees and agents, and their respective successors and permitted assigns, harmless from any and all claims, actions, causes of action, liabilities, losses, damages, costs or expenses, including reasonable attorney's fees, which arise out of or relate to (i) the failure of SECTION 5 PRODUCT (as defined in Section 5.1) provided by NASTECH hereunder to meet the warranties set forth in Section 5.1; (ii) a breach by NASTECH of any of its representations, warranties, covenants, agreements or obligations under this AGREEMENT; or (iii) the negligence, recklessness or willful misconduct of NASTECH in supply of PRODUCT hereunder or in the performance of its other obligations under this AGREEMENT.

9.2 Indemnification by P&GP. P&GP shall defend, indemnify and hold NASTECH, its AFFILIATES, and their respective directors, officers, employees and agents, and their respective successors and permitted assigns, harmless from any and all claims, actions, causes of action, liabilities, losses, damages, costs or expenses, including reasonable attorneys' fees, which arise out of or relate to (i) a breach by P&GP of any of its representations, warranties, covenants, agreements or obligations under this AGREEMENT; or
     (ii) the negligence, recklessness or willful misconduct of P&GP in the performance of its obligations under this AGREEMENT.

9.3 Notification of Claims. Each party agrees to give the other (i) prompt written notice of any claims made for which the other might be liable under the foregoing indemnification and (ii) the opportunity to defend, negotiate, and settle such claims. The party seeking indemnification under this AGREEMENT shall provide the other party with all information in its possession, all authority, and all assistance reasonably necessary to enable the indemnifying party to carry on the defense of such suit; provided, however, that each party shall have the right to retain counsel to defend itself in such suit. Neither party shall be responsible or bound by any settlement made without its prior written consent.


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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN
ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

10.  CONFIDENTIALITY AND PUBLIC ANNOUNCEMENTS

10.1 Confidentiality and Required Disclosure. The provisions of Section 12.1 and
     12.2 of the LICENSE AGREEMENT are incorporated herein by reference as if fully stated herein.

10.2 Publicity/Use of Names; Survival. The provisions of Section 12.3 and 12.5 of the LICENSE AGREEMENT are incorporated herein by reference as if fully stated herein.

11.  ARBITRATION/GOVERNING LAW

11.1 Governing Law; Disputes. The parties acknowledge and agree that this AGREEMENT constitutes a contract pertaining to a transaction covering in the aggregate not less than $1,000,000 and that their choice of law specified below have been made pursuant to and in accordance with Sections 5-1401 and 5-1402, respectively, of the New York General Obligations Law. Accordingly, the parties acknowledge and agree that this AGREEMENT shall be governed by the laws of the State of New York as to all matters including, but not limited to, matters of validity, construction, effect, performance and liability, without consideration of conflicts of laws provisions contained therein. The U.N. Convention on International Sales of Goods shall not apply. In the event of any controversy or claim arising out of or relating to this AGREEMENT or breach thereof, the dispute resolution and arbitration provisions of the LICENSE AGREEMENT, Section 2.5 (except for application of Section 2.1 as referenced in Section 2.5) and Article XV, shall apply.

11.2 Remedies Cumulative. No remedy referred to in this AGREEMENT is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this AGREEMENT or otherwise available at law or in equity.

12   TERM AND TERMINATION

12.1 Term. Unless earlier terminated as provided in this Article 12 (the "TERM") this AGREEMENT shall be effective as of the EFFECTIVE DATE and shall continue in effect for a period of [***] years thereafter, P&GP may, in its sole discretion, extend the TERM for up to [***] by providing NASTECH with written notice no less than [***] prior to the expiration of the applicable preceding TERM.

12.2 Mutual Agreement. This AGREEMENT may be terminated by written agreement of the parties.

12.3 Termination by Either Party.

     (a) This AGREEMENT may be terminated with written notice by either party to the other at any time during the term of this AGREEMENT:

          (i) if the other party is in breach of a material representation, warranty, covenant or other obligation hereunder (except by a Force Majeure cause pursuant


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COMMISSION.]

          to Section 13.4) and has not cured such breach within thirty (30) days after written notice requesting cure of the breach has been given; provided, however, in the event of a good faith dispute with respect to the existence of a material breach, the thirty (30) day cure period shall be tolled until such time as the dispute is resolved pursuant to
          Section 11.1, and provided further, that if the breaching party is making good faith efforts to cure such breach, such thirty (30) day cure period shall be extended for a period of sixty (60) days, for an aggregate period of ninety days (90) from such notice requesting cure or,

          (ii) upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings by the other party or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other party; provided, however, in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the party consents to the involuntary bankruptcy or such proceeding is not dismissed within sixty (60) days of the filing thereof.

     (b) [***] In case of NASTECH's failure to cure any breach of a material representation, warranty, covenant or other obligation within the period provided in paragraph (a) of this Section 12.3, P&GP, at P&GP's option, shall have the right to [***].

12.4 Termination by P&GP. This AGREEMENT may be terminated by P&GP if P&GP exercises its rights to MANUFACTURE pursuant to a BACK-UP LICENSE under Sections 2.2 and 4.7 of this AGREEMENT. [***].

12.5 Termination of LICENSE AGREEMENT. This AGREEMENT shall automatically terminate in the event the LICENSE AGREEMENT is terminated early pursuant to the LICENSE AGREEMENT Sections 13.2, 13.3, and 13.4.

12.6 Payment of Outstanding Debts. Upon expiration or termination of this AGREEMENT for whatever reason, either party shall settle all outstanding invoices or monies owed to the other party or its AFFILIATES pursuant to their stated terms; provided however, that in the event the termination is the result of a breach by a party, all uncontested amounts owed to the other party shall become immediately due and payable.

12.7 Return of Information. Unless otherwise permitted under this AGREEMENT or the LICENSE AGREEMENT, within [***] subsequent to the expiration or termination of this AGREEMENT, either party shall return to the other party, (or have destroyed upon approval of the Party to whom the information would have been returned), all Information received from the other party, including all copies thereof; provided, however, that each party shall have the right to retain one copy of Information in its confidential files to the extent retention of such Information is required by applicable laws and regulations.

12.8 Disposition of Inventory; Firm Orders.


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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN
ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     (a) In the event this AGREEMENT expires or is terminated by P&GP and the LICENSE AGREEMENT is still in effect, P&GP, its RELATED PARTIES and distributors shall have the right to continue to sell all PRODUCT remaining in their possession at the time of expiration or termination (or purchased pursuant to paragraph (b) below), in accordance with the terms of the LICENSE AGREEMENT.

     (b)  In the event this AGREEMENT is terminated by P&GP pursuant to Section
          12.3 or 12.4 or is terminated by mutual agreement of the parties pursuant to Section 12.2 above, P&GP shall purchase, and NASTECH shall supply, all quantities of PRODUCTS specified in any FIRM ORDERS effective as of the date of such termination, at the price in effect for such FIRM ORDERS as of the date of such FIRM ORDER.

12.9 License of NASTECH Know-How.

     (a) In the event the TERM of this AGREEMENT expires and is not extended by P&GP pursuant to Section 12.1 above or terminated by P&GP pursuant to
          Section 4.7, 12.3, or 12.4, NASTECH shall grant to P&GP a non-exclusive, royalty-free license to utilize the NASTECH PATENTs and NASTECH KNOW-HOW to the extent necessary for P&GP to make or have made PRODUCT.

     (b) P&GP may not MANUFACTURE or have MANUFACTURED PRODUCT under the license granted under Section 12.9(a) above earlier than six (6) months prior to the expiration of the Term of this AGREEMENT except for the purpose of enabling P&GP or its designee to obtain the necessary REGULATORY AUTHORITY approval for its MANUFACTURE of PRODUCT after the expiration of this AGREEMENT. No PRODUCTS MANUFACTURED by P&GP pursuant to the license granted under Section 12.9(a) shall be sold by P&GP prior to the expiration of the TERM.

12.10 Surviving Clause. Expiration or termination of this AGREEMENT shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Any expiration or termination of this AGREEMENT shall be without prejudice to the rights of either party against the other accrued or accruing under this AGREEMENT prior to expiration or termination. Sections 5, 7, 8.1, 8.2, 8.4, 9.1 9.2, 9.3, 10.1, 10.2, 11.1, 11.2, 12 and
     the definitions relating to the foregoing, shall survive expiration or termination of this AGREEMENT; provided that Section 10.1 (confidentiality) shall survive the expiration or termination of this AGREEMENT for [***] thereafter.

13.  MISCELLANEOUS PROVISIONS

13.1 Binding Effect; Assignment.

     (a) This AGREEMENT shall inure to the benefit of and be binding upon each of the parties hereto and their respective successors and


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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN
ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

          permitted assigns.

     (b) This AGREEMENT may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either party without the consent of the other party, such consent not to be unreasonably withheld or delayed. Notwithstanding the foregoing, this AGREEMENT may be assigned by either party (i) in connection with a CHANGE of CONTROL of such party to its acquiring party, without the consent of the other party to this AGREEMENT, provided that the permitted assignee shall assume all assigned obligations of the assignor under this AGREEMENT, and

          (ii) to an Affiliate of the assigning party, provided that the assigning party shall remain liable for the performance of its obligations hereunder by such Affiliate, and provided that the permitted assignee shall assume all assigned obligations of the assignor under this AGREEMENT.

     (c) Any attempted assignment not in accordance with this Section 13.1 shall be null and void.

13.2 Cooperation. Each party agrees to execute such further papers, agreements, documents, instruments and the like as may be necessary or desirable to effect the purpose of this AGREEMENT and to carry out its provisions.

13.3 Entire Agreement. This AGREEMENT, together with the LICENSE AGREEMENT contain the entire agreement between the parties with respect of the subject matter hereof and supersedes and cancels all previous agreements, negotiations, commitments and writings in respect of the subject matter hereof and may not be changed or modified in any manner, or released, discharged, abandoned, or otherwise terminated unless in writing and signed by the duly authorized officers and representatives of the parties.

13.4 Force Majeure.

     (a) Neither party shall be held liable to the other party nor be deemed to have defaulted under or breached this AGREEMENT for failure or delay in performing any obligation under this AGREEMENT when such failure or delay is caused by or results from causes beyond the reasonable control of the affected party including, but not limited to, embargoes, war, acts of war (whether war be declared or not), acts of terrorism, insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire floods, or other acts of God, or acts, omissions or delays in acting by any governmental authority or the other party. The affected party shall notify the other party of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake all reasonable efforts necessary to cure such force majeure circumstances.


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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN
ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     (b) During the duration of any Force Majeure, NASTECH shall allocate MATERIALS and/or resources required for the MANUFACTURE of PRODUCT in the manner set forth in Section 2.2.

     (c) The requirements that all reasonable efforts be made to eliminate, cure or overcome a Force Majeure condition shall not require the settlement of strikes or labor controversies by acceding to the demands of the opposing party or parties.

13.5 Insurance. NASTECH agrees to maintain, during the TERM and for [***] thereafter, at its own expense, commercial general liability insurance, including blanket contractual liability, products liability and products completed operations coverages, with a minimum limitation of U.S.$ [***] per occurrence and U.S.$ [***] annual aggregate upon execution of this AGREEMENT. Workers Compensation will provide no-fault statutory benefits as prescribed by the LAW of the State or Countries in which work is performed to NASTECH's employees due to a job-related injury resulting from an accident or occupational disease. Employers' Liability is to be provided in the minimum amount of $[***] per occurrence for all sums that the insured becomes legally obligated to pay as damages because of bodily injury by accident or disease sustained by the insured arising out of and in the course of employment. NASTECH shall promptly submit to P&GP, from an insurer with an A.M. Best rating of A- or better or otherwise acceptable to P&GP, a certificate of insurance evidencing that the required insurance is in force and effect. Such certificate shall provide that not less than thirty (30) days' advance notice, in writing, shall be given to P&GP of any cancellation, termination or material alteration of such insurance coverages.

13.6 Headings. The Article and Section headings in this AGREEMENT are solely for the convenience and reference of the parties hereto and are not intended to be descriptive of the entire contents of, or to affect, any of the terms or provisions hereof or their interpretation.

13.7 No Agency. Nothing contained herein shall be deemed to establish or otherwise create a relationship of principal and agent between NASTECH and P&GP, or P&GP and NASTECH, it being understood that each of NASTECH and P&GP is an independent contractor who cannot and shall not be deemed an agent of the other or its AFFILIATES for any purpose whatsoever. Neither NASTECH nor any of its agents or employees shall have any right or authority to assume or create any obligation of any kind, whether express or implied, on behalf of P&GP or its AFFILIATES or have any authority to bind P&GP or its AFFILIATES in any way without the prior written approval of P&GP. Neither P&GP nor any of its agents or employees shall have any right or authority to assume or create any obligation of any kind, whether express or implied, on behalf of NASTECH or its AFFILIATES or have any authority to bind NASTECH or its AFFILIATES in any way without the prior written approval of NASTECH.

13.8 Notice. Any notice or request required or permitted to be given in connection with this AGREEMENT shall be deemed to have been sufficiently given if personally delivered, sent by pre-paid registered or certified airmail, or by facsimile with electromechanical


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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN
ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     confirmation of delivery, to the intended recipient at its address set forth above or to such other business address as may have been furnished in writing by the intended recipient to the sender. Any such notice shall be deemed to have been given: (a) when delivered if personally delivered or sent by facsimile on a business day (or if delivered or sent on a non-business day, then on the next business day); (b) on the business day after dispatch if sent by nationally-recognized overnight courier; or (c) on the fifth (5th) business day following the date of mailing if sent by mail. Any required notice shall be given in English.

     Notice to NASTECH shall be addressed to:

     Nastech Pharmaceutical Company Inc.
     3450 Monte Villa Parkway
     Bothell, WA 98021
     Attention: Office of the Chief Executive Officer and President Facsimile No.: [***]

     With a copy to:

     Pryor Cashman Sherman & Flynn LLP
     410 Park Avenue
     New York, NY 10022
     Attention: Lawrence Remmel
     Facsimile No.: [***]

     Notice to P&GP shall be addressed to:

     Vice President - North American Pharmaceuticals
     Procter & Gamble Pharmaceuticals, Inc.
     8700 Mason Montgomery Road
     Mason, OH 45040
     Facsimile No.: [***]

     with a copy to:

     Associate General Counsel - Pharmaceuticals
     Procter & Gamble Pharmaceuticals, Inc.
     8700 Mason Montgomery Road
     Mason, OH 45040
     Facsimile No.: [***]

     Either party may change its address by giving written notice to the other party.

13.9 Prevailing Language. The AGREEMENT shall be prepared and executed in English and if translated into a language other than English for any purpose, the English version shall in all events prevail and be paramount in the event of any differences, questions or disputes concerning the meaning, form, validity, or interpretation of this AGREEMENT.


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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN
ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

13.10 Severability. In the event any one or more of the provisions contained in this AGREEMENT should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affect the substantive rights of the parties. The parties shall in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this AGREEMENT.

13.11 Modification and Waiver. No amendment, modification or alteration of the terms of this AGREEMENT shall be binding unless the same shall be in writing and duly executed by the parties hereto, except that any of the terms or provisions of this AGREEMENT may be waived in writing at any time by the party which is entitled to the benefits of such waived terms or provisions. No waiver of any of the provisions of this AGREEMENT shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party exercising any right, power or privilege hereunder shall operate as a waiver thereof.

13.12 Counterparts. This AGREEMENT may be executed in one or more counterparts, each of which shall for all purposes be deemed an original and all of which shall constitute one and the same AGREEMENT.

13.13 Waiver of Rule of Construction. Each party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this AGREEMENT. Accordingly, the rule of construction that any ambiguity in this AGREEMENT shall be construed against the drafting party shall not apply.

13.14 Successors and Assigns. The terms and conditions of this AGREEMENT shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

13.15 Audit Rights. NASTECH's records, which shall include, but not be limited to, accounting records, time sheets, written policies and procedures, test results, reports, correspondence, memoranda and any other documentation relating to the performance of this AGREEMENT, shall be open to inspection and subject to audit and/or reproduction, during normal working hours, by P&GP or its authorized representative to the extent necessary to adequately evaluate claims submitted by NASTECH (including NASTECH's calculation of the SUPPLY PRICE), required by governmental authorities or reasonably necessary for any other valid business purpose. NASTECH shall preserve such records, except for MANUFACTURING records addressed in Section 7 herein, for a period of [***] after the end of the TERM or for such longer period as may be required by law. For the purpose of such audits, inspections, examinations and evaluations, P&GP or its authorized representative shall have access to such records beginning on the EFFECTIVE DATE and continuing until [***] after the satisfaction of NASTECH'S obligations or P&GP's last payment of the SUPPLY PRICE under this AGREEMENT. In addition, NASTECH shall provide adequate and appropriate workspace


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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN
ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     for P&GP or its authorized representatives to conduct such audit. P&GP or its authorized representative shall give NASTECH reasonable advanced notice of an intent to audit.

13.16 COMPLIANCE WITH LAWS AND SAFETY MEASURES

13.16.1 Laws. NASTECH represents, warrants and covenants that NASTECH is and shall at all times, be in full compliance with all applicable governmental, legal, regulatory and professional requirements, including without limitation all applicable laws, and material codes, regulations, rules, ordinances, judgments, orders and decrees, including, without limitation, those related to Intellectual Property rights, fair trade and anti trust, customs, immigration, labor, employment, working conditions, worker health and safety, branding and labeling, adulteration and contamination, board of health and environmental matters (collectively "LAWS").


13.16.2 Licenses, Consents and Permits. NASTECH represents, warrants and covenants that NASTECH has obtained and maintains in full force and effect all licenses, consents, permits, approvals, authorizations and the like required to lawfully perform NASTECH'S obligations under this AGREEMENT. NASTECH (i) shall promptly notify P&GP if NASTECH receives any notice, demand, summons or complaint from any governmental or regulatory authority, agency or other body relating to the PRODUCT and parts thereof or NASTECH'S performance in accordance with this AGREEMENT, and (ii) shall take all steps, at NASTECH'S expense, to remedy and resolve any issues raised therein as promptly as practicable.

13.16.3 NASTECH Diversity Program. If NASTECH has operations (production, sales, administrative) physically located in the United States of America which are involved in NASTECH's performance under this AGREEMENT, then NASTECH is expected to develop procurement and contracting strategies aimed at meeting the goals of P&GP's minority and women-owned business development program (a.k.a. Supplier Diversity Program). Such strategies shall include sourcing methods, goals, reporting and efforts to encourage sub-contractors' use of minority and women-owned vendors. NASTECH shall use its commercially reasonable efforts to seek to achieve continuous improvement in the use of such minority and women-owned vendors. NASTECH shall report to P&GP the amount of such minority and women-owned vendor spending quarterly.


13.16.4 Child Labor and Forced Labor. NASTECH warrants that it does not employ children, prison labor, indentured labor, bonded labor or use corporal punishment or other forms of mental and physical coercion as a form of discipline. Moreover, NASTECH agrees that it will not conduct business with vendors employing children, prison labor, indentured labor, bonded labor or who use corporal punishment or other forms of mental and physical coercion as a form of discipline. In the absence of any national or local law, P&G and NASTECH agree to define "child" as less than 15 years of age. If local minimum age law is set below 15 years of age, but is in accordance with exceptions under International Labor Organization (ILO) Convention 138, the lower age will apply. P&GP has the right to audit NASTECH'S premises to ensure compliance with this paragraph.


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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN
ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

     IN WITNESS WHEREOF, the parties have caused this AGREEMENT to be executed by their duly authorized representatives as of the date first above written.

                                        PROCTER & GAMBLE PHARMACEUTICALS, INC.


                                        By: /s/ Ronny L. Taff
                                            ------------------------------------
                                        Name: Ronny L. Taff
                                        Title: Vice President - Product Supply
                                               Procter & Gamble Pharmaceuticals,
                                               Inc.


                                        NASTECH PHARMACEUTICAL COMPANY INC.


                                        By: /s/ Steven C. Quay
                                            -----------------------------------
                                        Name: Steven C. Quay
                                        Title: Chief Executive Officer and
                                               President


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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN
ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                  SCHEDULE 1.10

                                      [***]


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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN
ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                  SCHEDULE 1.18

                                      [***]
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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                  SCHEDULE 1.26

                                 SPECIFICATIONS

                                      [***]
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DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN
ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                 SCHEDULE 4.1.1

                                      [***]
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[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS
DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                  EXHIBITS 3.2

                                      [***]